SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 3, 2000



                         ML VENTURE PARTNERS II, L.P.
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              (Exact name of registrant as specified in its charter)


Delaware                                                          13-3324232
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(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)


World Financial Center, North Tower

New York, New York                                                  10281-1326
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (212) 449-1000



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                                                    ML VENTURE PARTNERS II, L.P.


Item 2.  Acquisition or Disposition of Assets.

As of August 3, 2000, ML Venture Partners II, L.P. (the "Registrant") had fully liquidated its investment of 500,000 common shares of Burns International Services Corporation for net proceeds of $10.1 million, compared to the $2.5 million cost of such investment.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Venture Partners II, L.P.
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By:      MLVPII Co., L.P.
         its General Partner

By:      Merrill Lynch Venture Capital Inc.
         its General Partner

By:      /s/        James V. Bruno                                       Date:  August 4, 2000
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         James V. Bruno
         Vice President and Treasurer

         (Principal Financial and Accounting Officer)

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